                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

        Kemper High Income Trust, Kemper Intermediate Government Trust,
        Kemper Multi-Market Income Trust, Kemper Municipal Income Trust,
     Kemper Strategic Income Fund, Kemper Strategic Municipal Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                October   , 1998

                            KEMPER HIGH INCOME TRUST
                      KEMPER INTERMEDIATE GOVERNMENT TRUST
                        KEMPER MULTI-MARKET INCOME TRUST
                         KEMPER MUNICIPAL INCOME TRUST
                          KEMPER STRATEGIC INCOME FUND
                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                                 IMPORTANT NEWS

                          FOR KEMPER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q:  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your

    Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q:  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your Fund will remain the same.

Q:  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposal on the enclosed proxy card(s).

Q:  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:  No, Zurich or its affiliates will bear these costs.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

                            KEMPER HIGH INCOME TRUST
                      KEMPER INTERMEDIATE GOVERNMENT TRUST
                        KEMPER MULTI-MARKET INCOME TRUST
                         KEMPER MUNICIPAL INCOME TRUST
                          KEMPER STRATEGIC INCOME FUND
                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                October   , 1998

Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Mark S. Casady
Mark S. Casady
President

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                            KEMPER HIGH INCOME TRUST
                      KEMPER INTERMEDIATE GOVERNMENT TRUST
                        KEMPER MULTI-MARKET INCOME TRUST
                         KEMPER MUNICIPAL INCOME TRUST
                          KEMPER STRATEGIC INCOME FUND
                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Kemper Trust listed above (each a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 9:00 a.m., Eastern time, for the following purposes:

        PROPOSAL:    To approve a new investment management agreement for each
                     Fund with Scudder Kemper Investments, Inc.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on September 22, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                             By Order of the Boards of Trustees,

                                                           /s/ Philip J. Collora
                                                               Philip J. Collora
                                                                       Secretary

October   , 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                            KEMPER HIGH INCOME TRUST
                      KEMPER INTERMEDIATE GOVERNMENT TRUST
                        KEMPER MULTI-MARKET INCOME TRUST
                         KEMPER MUNICIPAL INCOME TRUST
                          KEMPER STRATEGIC INCOME FUND
                    KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the Kemper Trusts listed above (each a "Fund" and, collectively, the "Funds"), for use at the special meetings of shareholders of each Fund to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the description of the Proposal below, the Funds are referred to by the acronyms listed in Appendix 1. The word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about October 19, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of 50% of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote on the Proposal, which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to the Proposal.

     Shareholders of each Fund will vote separately with respect to the Proposal.

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     To the best of each Fund's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares.

     Appendix 3 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees of the relevant Board.

     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-xxx-xxxx or writing the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

                           PROPOSAL: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Kemper. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Fund's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of

B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, 22 Arlington Street, London, England SW1A 1RW, United Kingdom, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                              [SCUDDER FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On July 17, 1998, the Board of each Fund met and the Board members of each Fund, including the Board Members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     Each Board met on July 17, 1998 to consider the Transaction and its effects on the Funds. Each Board met with senior management personnel of Scudder Kemper. Each Board had the assistance of legal counsel, who prepared among other things, an analysis of the Board's fiduciary obligations. As a result of its review and consideration of the Transaction and the proposed new investment management agreement, each Board voted unanimously to approve the applicable New Investment Management Agreement and to recommend it to the shareholders of the respective Fund for their approval.

     In connection with its review, Scudder Kemper represented to each Board that: the Transaction will have no effect on the operational management of any Fund; the Transaction will not result in any change in the management or operations of Scudder Kemper; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of any Investment Management Agreement as a result of the Transaction; the Transaction will not adversely affect Scudder Kemper's financial condition; and the Transaction should expand Scudder Kemper's global asset management capabilities and enhance Scudder Kemper's research capabilities, particularly with respect to the United Kingdom and Europe.

     In connection with its deliberations, each Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate the New Investment Management and other agreements.

     - Zurich looks upon Scudder Kemper as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to Scudder Kemper and its affairs all attention and resources that are necessary to provide for the Funds top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in any Fund's investment objectives or policies.

     - The Transaction will not result in any change in the management or operations of Scudder Kemper or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of any Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to any Fund which has the potential to have a material adverse effect upon the Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by Scudder Kemper and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance Scudder Kemper's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for Scudder Kemper to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

     - Zurich will promptly advise the Boards of decisions materially affecting the Scudder Kemper organization as they relate to a Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the applicable Board's prior consideration.

     Zurich assured the Boards that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Boards that it is not aware of any expenses or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Non-Interested Board members.

     The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund. (See "Corporate Governance" in the "Introduction" above.)

     In evaluating the New Investment Management Agreements, each Board took into account that the fees and expenses payable by each Fund under its New Investment Management Agreement are the same as under its Former Investment Management Agreement, that the services provided to each Fund are the same and that the other terms are, except for the dates of execution and termination, substantially similar. The Boards also took into consideration that the portfolio managers and research personnel would continue their functions with Scudder Kemper after the Transaction. The Boards noted that, in previously approving the Former Investment Management Agreements, the Boards had considered a number of factors, including the nature and quality of services provided by Scudder Kemper; investment performance, both that of each Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of each Fund and competitive investment companies; Scudder Kemper's profitability from managing each Fund; fall-out benefits to Scudder Kemper from its relationship to each Fund, including revenues derived from services provided to the Fund by affiliates of Scudder Kemper; and the potential benefits to Scudder Kemper and to each Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

     The Boards discussed the Transaction with the senior management of Scudder Kemper and Zurich and among themselves. The Boards considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to Scudder Kemper as are necessary to provide the Funds with top quality services.

     As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at their meetings the Boards of each Fund voted to approve the New Investment Management Agreements and to recommend their approval to the shareholders of each Fund.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Fund's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as a closed-end investment company, including, but not limited to, preparing reports to and meeting materials for each Fund's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Fund's Board.

     Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of each Fund with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Fund, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Fund to any of its officers or Trustees who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund pays the Investment Manager a management fee which is payable monthly. The management fee rate for each Fund under the Investment

Management Agreements is set forth in Appendix 4 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 4 hereto. The investment management fee for each Fund is computed based upon the average weekly net assets of the Fund.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. Each Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund as of the date set forth in the table in Appendix 5 hereto. Also shown in Appendix 5 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders (or, in some cases, to a Fund's sole shareholder) prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement was to be in effect for an initial term ending on April 1, 1999 and to be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. At meetings held on September 22, 1998, the Board of each Fund, including a majority of the Non-Interested Trustees, approved the continuance of each New Investment Management Agreement through September 30, 1999. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination.

INVESTMENT MANAGER

     Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, and Laurence Cheng* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. Appendix 6 includes information regarding each Trustee and officer of each Fund who is associated with Scudder Kemper.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee of each Fund, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making

------------------------------

* Mythenquai 2, Zurich Switzerland.

(#) 345 Park Avenue, New York, New York
material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSC"), an affiliate of Scudder Kemper, serves as Shareholder Service Agent of each Fund for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSC, annual account maintenance fees plus transaction charges and out-of-pocket expense reimbursement. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Currently, SFAC receives no fee for its services to each Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to the Funds. The table provided in Appendix 7 sets forth for each Fund, the fees paid to KSC (fees received from each Fund by IFTC and remitted to KSC) during the last fiscal year of each Fund.

     KSC and SFAC will continue to provide transfer agency and fund accounting services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each Fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 4 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper, places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper may consider sales of shares of the Funds and of other Kemper funds. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

THE BOARD MEMBERS OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE
                           IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board Member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,

/s/ Philip J. Collora
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

     [Name of Fund] (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. The Fund has issued shares of beneficial interest (the "Shares").

     The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

          1. Delivery of Documents. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

             (a) The Declaration of Trust ("Declaration"), as amended to date.

             (b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

          The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

          2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restric-tions; the applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to
     Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; and costs of shareholders' and other meetings.

          5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [ ] of 1 percent of the average weekly net assets of the Fund for such month; over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The net asset value of the Fund shall be calculated at such time or times as the Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

          8. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

          This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

          This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

          This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

          If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [Name of Fund]

                                By:
                                    --------------------------------------------
                                    Vice President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                                    --------------------------------------
                                    Name

                                    --------------------------------------
                                    Title

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
TAX FREE FUNDS
 Scudder California Tax Free    To provide California           0.625% to $200 million    $  324,448,844
   Fund                         taxpayers with income exempt    0.600% thereafter
                                from both California personal
                                income tax and regular federal
                                income tax primarily through
                                investment in California
                                municipal securities.
 Scudder High Yield Tax Free    High level of income, exempt    0.650% to $300 million    $  336,690,734
   Fund                         from regular federal income     0.600% thereafter
                                tax, from an actively managed
                                portfolio consisting primarily
                                of investment-grade municipal
                                securities.
 Scudder Limited Term Tax Free  As high a level of income       0.600% of net assets++    $  116,876,371
   Fund                         exempt from regular federal
                                income tax as is consistent
                                with a high degree of
                                principal stability.
 Scudder Managed Municipal      Income exempt from regular      0.550% to $200 million    $  728,308,005
   Bonds                        federal income tax primarily    0.500% next $500 million
                                through investments in high-    0.475% thereafter
                                grade, long term municipal
                                securities.
 Scudder Massachusetts Limited  As high a level of income       0.600% of net assets++    $   79,526,656
   Term Tax Free Fund           exempt from Massachusetts
                                state personal income tax and
                                regular federal income tax as
                                is consistent with a high
                                degree of price stability
                                through investments primarily
                                in investment-grade municipal
                                securities.
 Scudder Massachusetts Tax      To provide Massachusetts        0.600% to $400 million    $  373,905,826
   Free Fund                    taxpayers income exempt from    0.525% thereafter*
                                both Massachusetts personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities with long
                                term maturities.
 Scudder Medium Term Tax Free   High level of income free from  0.600% to $500 million    $  656,951,039
   Fund                         regular federal income taxes    0.500% thereafter
                                and limited principal
                                fluctuation through investment
                                primarily in high-grade,
                                intermediate term municipal
                                bonds.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder New York Tax Free      To provide New York taxpayers   0.625% to $200 million    $  195,731,396
   Fund                         income exempt from New York     0.600% thereafter
                                state and New York City
                                personal income taxes and
                                regular federal income tax
                                through investment primarily
                                in New York municipal
                                securities.
 Scudder Ohio Tax Free Fund     To provide Ohio taxpayers       0.600% of net assets++    $   94,450,782
                                income exempt from both Ohio
                                personal income tax and
                                regular federal income tax
                                through investment primarily
                                in investment-grade municipal
                                securities.
 Scudder Pennsylvania Tax Free  To provide Pennsylvania         0.600% of net assets++    $   78,695,405
   Fund                         taxpayers income exempt from
                                both Pennsylvania personal
                                income tax and regular federal
                                income tax through investment
                                primarily in investment-grade
                                municipal securities.
U.S. INCOME FUNDS
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets               N/A**
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder GNMA Fund              High current income primarily   0.650% to $200 million    $  392,444,820
                                from U.S. Government            0.600% next $300 million
                                guaranteed mortgage-backed      0.550% thereafter
                                Ginnie Mae securities.
 Scudder High Yield Bond Fund   A high level of current income  0.700% of net assets++    $  176,221,237
                                and, secondarily, capital
                                appreciation through
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
 Scudder Income Fund            A high level of income,         0.650% to $200 million    $  695,255,717
                                consistent with the prudent     0.600% next $300 million
                                investment of capital, through  0.550% thereafter
                                a flexible investment program
                                emphasizing high-grade bonds.
 Scudder Short Term Bond Fund   High level of income            0.600% to $500 million    $1,165,531,162
                                consistent with a high degree   0.500% next $500 million
                                of principal stability by       0.450% next $500 million
                                investing primarily in high     0.400% next $500 million
                                quality short-term bonds        0.375% next $1 billion
                                                                0.350% thereafter
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++    $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
GLOBAL INCOME FUNDS
 Scudder Emerging Markets       High current income and,        1.000% of net assets      $  323,628,082
   Income Fund                  secondarily, long term capital
                                appreciation by investing
                                primarily in high-yielding
                                debt securities issued by
                                governments and corporations
                                in emerging markets.
 Scudder Global Bond Fund       Total return with an emphasis   0.750% to $1 billion      $  135,113,465
                                on current income by investing  0.700% thereafter++
                                primarily in high-grade bonds
                                denominated in foreign
                                currencies and the U.S.
                                dollar. As a secondary
                                objective, the Fund will seek
                                capital appreciation.
 Scudder International Bond     Income primarily by investing   0.850% to $1 billion      $  145,818,767
   Fund                         in a managed portfolio of       0.800% thereafter++
                                high-grade international bonds
                                and, secondarily, protection
                                and possible enhancement of
                                principal value by actively
                                managing currency, bond market
                                and maturity exposure and by
                                security selection.
ASSET ALLOCATION FUNDS
 Scudder Pathway Balanced       Balance of growth and income    There will be no fee as   $  192,145,173
   Portfolio                    by investing in a mix of        the Manager will receive
                                Scudder money market, bond and  a fee from the
                                equity mutual funds.            underlying funds.
 Scudder Pathway Conservative   Current income and,             There will be no fee as   $   16,971,681
   Portfolio                    secondarily, long term growth   the Manager will receive
                                of capital by investing         a fee from the
                                substantially in Scudder bond   underlying funds.
                                mutual funds, but will have
                                some exposure to Scudder
                                equity mutual funds.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH AND INCOME FUNDS
 Scudder Balanced Fund          A balance of growth and income  0.700% of net assets++    $  158,711,908
                                from a diversified portfolio
                                of equity and fixed-income
                                securities and long term
                                preservation of capital
                                through a quality-oriented
                                investment approach designed
                                to reduce risk.
 Scudder Dividend & Growth      High current income and long    0.750% of net assets               N/A**
   Fund                         term growth of capital through
                                investment in income paying
                                equity securities.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder Growth and Income      Long term growth of capital,    0.600% to $500 million    $6,833,584,122
   Fund                         current income and growth of    0.550% next $500 million
                                income.                         0.500% next $500 million
                                                                0.475% next $500 million
                                                                0.450% next $1 billion
                                                                0.425% next $1.5 billion
                                                                0.405% next 1.5 billion
                                                                0.3875% next $4 billion
                                                                0.370% over $10 billion*
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies Inc. that are viewed
                                as likely to benefit from
                                changes and developments
                                throughout Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets      $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          High level of income from a     0.475% of net assets      $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
AARP FUNDS
 AARP Balanced Stock and Bond   Long term capital growth and    0.350% to $2 billion      $  638,356,257
   Fund                         income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other balanced mutual funds,    0.280% next $2 billion
                                through investment in a         0.260% next $3 billion
                                combination of stocks, bonds    0.250% next $3 billion
                                and cash reserves.              0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Bond Fund for Income      High level of current income,   0.350% to $2 billion      $   58,324,146
                                consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                long term bond mutual funds,    0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in investment-grade debt        0.250% next $3 billion
                                securities.                     0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.280% of net assets
 AARP Diversified Income with   Current income with modest      There will be no fee as   $   43,446,418
   Growth Portfolio             long term appreciation through  the manager will receive
                                investment primarily in AARP    a fee
                                bond mutual funds.

             FUND                         OBJECTIVE                     FEE RATE              ASSETS
             ----                         ---------                     --------              ------
 AARP GNMA and U.S. Treasury    High level of current income,   0.350% to $2 billion      $4,583,980,460
   Fund                         consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                GNMA mutual funds, through      0.280% next $2 billion
                                investment primarily in high    0.260% next $3 billion
                                quality U.S. Government-        0.250% next $3 billion
                                guaranteed GNMA securities and  0.240% thereafter
                                U.S. Treasury obligations.      INDIVIDUAL FUND FEE
                                                                0.120% of net assets
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP High Quality Short Term   High level of current income,   0.350% to $2 billion      $  454,869,518
   Bond Fund                    consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                short-term bond mutual funds,   0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a portfolio of high          0.250% next $3 billion
                                quality, short-term             0.240% thereafter
                                securities.                     INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Insured Tax Free General  High level of current income    0.350% to $2 billion      $1,712,008,168
   Bond Fund                    free from federal income        0.330% next $2 billion
                                taxes, consistent with greater  0.300% next $2 billion
                                share price stability than      0.280% next $2 billion
                                other insured tax-free general  0.260% next $3 billion
                                bond mutual funds, through      0.250% next $3 billion
                                investment primarily in high    0.240% thereafter
                                quality municipal securities    INDIVIDUAL FUND FEE
                                covered by insurance.           0.190% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 9/30/98.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; or Scudder Corporate Bond Fund, which commenced operations on August 31, 1998.

                                 KEMPER FUNDS+

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Emerging Markets       High current income and,       1.000% of net assets**    $    5,616,000@
   Income Fund                 secondarily, long-term
                               capital appreciation.
 Kemper Global Income Fund     High current income            0.750% to $250 million    $   99,054,000
                               consistent with prudent total  0.720% next $750 million
                               return asset management by     0.700% next $1.5 billion
                               investing in a portfolio of    0.680% next $2.5 billion
                               investment grade foreign and   0.650% next $2.5 billion
                               domestic fixed income          0.640% next $2.5 billion
                               securities.                    0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 5 Portfolio    Income consistent with         0.580% to $250 million    $   55,335,000
                               preservation of capital and,   0.550% next $750 million
                               secondarily, growth of         0.530% next $1.5 billion
                               capital.                       0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
INCOME FUNDS
 Kemper Adjustable Rate U.S.   High current income            0.550% to $250 million    $   81,967,000
   Government Fund             consistent with low            0.520% next $750 million
                               volatility of principal.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Diversified Income     High current return.           0.580% to $250 million    $  861,543,000
   Fund                                                       0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield Fund        The highest level of current   0.580% to $250 million    $4,939,302,000
                               income from a professionally   0.550% next $750 million
                               managed, diversified           0.530% next $1.5 billion
                               portfolio of fixed income      0.510% next $2.5 billion
                               securities consistent with     0.480% next $2.5 billion
                               reasonable risk.               0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper High Yield             Total return through high      0.650% to $250 million    $   16,188,000
   Opportunity Fund            current income and capital     0.620% next $750 million
                               appreciation.                  0.600% next $1.5 billion
                                                              0.580% next $2.5 billion
                                                              0.550% next $2.5 billion
                                                              0.530% next $2.5 billion
                                                              0.510% next $2.5 billion
                                                              0.490% thereafter
 Kemper Income and Capital     As high a level of current     0.550% to $250 million    $  613,470,000
   Preservation Fund           income as is consistent with   0.520% next $750 million
                               preservation of capital.       0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Short-Intermediate     High current income and        0.550% to $250 million    $  171,400,000
   Government Fund             preservation of capital, with  0.520% next $750 million
                               equal emphasis, from a         0.500% next $1.5 billion
                               portfolio primarily            0.480% next $2.5 billion
                               consisting of short-and        0.450% next $2.5 billion
                               intermediate-term U.S.         0.430% next $2.5 billion
                               Government securities.         0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper U.S. Government        High current income,           0.450% to $250 million    $3,642,027,000
   Securities Fund             liquidity and security of      0.430% next $750 million
                               principal.                     0.410% next $1.5 billion
                                                              0.400% next $2.5 billion
                                                              0.380% next $2.5 billion
                                                              0.360% next $2.5 billion
                                                              0.340% next $2.5 billion
                                                              0.320% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper U.S. Mortgage Fund     Maximum current return from    0.550% to $250 million    $2,497,825,000
                               U.S. Government securities.    0.520% next $750 million
                                                              0.500% next $1.5 billion
                                                              0.480% next $2.5 billion
                                                              0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
TAX-FREE INCOME FUNDS
 Kemper California Tax-Free    High level of current income   0.550% to $250 million    $1,007,907,000
   Income Fund                 exempt from federal and        0.520% next $750 million
                               California income taxes        0.500% next $1.5 billion
                               through a portfolio of         0.480% next $2.5 billion
                               municipal securities.          0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Florida Tax-Free       High level of current income   0.550% to $250 million    $  103,845,000
   Income Fund                 that is exempt from income     0.520% next $750 million
                               taxes through a diversified    0.500% next $1.5 billion
                               portfolio of municipal         0.480% next $2.5 billion
                               securities.                    0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Intermediate           As high a level of current     0.550% to $250 million    $   21,889,000
   Municipal Bond Fund         income, exempt from federal    0.520% next $750 million
                               income taxes, as is            0.500% next $1.5 billion
                               consistent with preservation   0.480% next $2.5 billion
                               of capital through a           0.450% next $2.5 billion
                               diversified portfolio of       0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Michigan Tax-Free      High level of current income   0.550% to $250 million    $    3,091,000
   Income Fund                 exempt from federal and        0.520% next $750 million
                               Michigan income taxes through  0.500% next $1.5 billion
                               a non-diversified portfolio    0.480% next $2.5 billion
                               of municipal securities.       0.450% next $2.5 billion
                                                              0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Municipal Bond Fund    As high a level of current     0.450% to $250 million    $3,216,221,000
                               income, exempt from federal    0.430% next $750 million
                               income taxes, as is            0.410% next $1.5 billion
                               consistent with preservation   0.400% next $2.5 billion
                               of capital though a            0.380% next $2.5 billion
                               professionally managed         0.360% next $2.5 billion
                               portfolio of municipal         0.340% next $2.5 billion
                               securities.                    0.320% thereafter
 Kemper New Jersey Tax-Free    High level of current income   0.550% to $250 million    $    5,304,000
   Income Fund                 exempt from federal and New    0.520% next $750 million
                               Jersey income taxes through a  0.500% next $1.5 billion
                               professionally managed non-    0.480% next $2.5 billion
                               diversified portfolio of       0.450% next $2.5 billion
                               municipal securities.          0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter**

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper New York Tax-Free      High level of current income   0.550% to $250 million    $  285,934,000
   Income Fund                 that is exempt from federal,   0.520% next $750 million
                               New York and New York city     0.500% next $1.5 billion
                               income taxes through a         0.480% next $2.5 billion
                               professionally managed non-    0.450% next $2.5 billion
                               diversified portfolio of       0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Ohio Tax-Free Income   High level of current          0.550% to $250 million    $   39,468,000
   Fund                        interest income exempt from    0.520% next $750 million
                               federal and state of Ohio      0.500% next $1.5 billion
                               income taxes through a         0.480% next $2.5 billion
                               professionally managed         0.450% next $2.5 billion
                               non-diversified portfolio of   0.430% next $2.5 billion
                               municipal securities.          0.410% next $2.5 billion
                                                              0.400% thereafter
 Kemper Pennsylvania Tax-      High level of current income   0.550% to $250 million    $    6,304,000
   Free Income Fund            exempt from federal and state  0.520% next $750 million
                               of Pennsylvania income taxes   0.500% next $1.5 billion
                               through a professionally       0.480% next $2.5 billion
                               managed non-diversified        0.450% next $2.5 billion
                               portfolio of municipal         0.430% next $2.5 billion
                               securities.                    0.410% next $2.5 billion
                                                              0.400% thereafter**
 Kemper Texas Tax-Free Income  A high level of current        0.550% to $250 million    $   12,469,000
   Fund                        interest income exempt from    0.520% next $750 million
                               federal income taxes through   0.500% next $1.5 billion
                               a professionally managed non-  0.480% next $2.5 billion
                               diversified portfolio of       0.450% next $2.5 billion
                               municipal securities.          0.430% next $2.5 billion
                                                              0.410% next $2.5 billion
                                                              0.400% thereafter
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets      $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio    Growth of capital and income.  0.650% of net assets      $   18,421,000
 Kemper Contrarian Value       High rate of return.           0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Income          High current income            0.750% of net assets      $    2,145,000
   Portfolio                   consistent with prudent total
                               return asset management.
 Kemper Government Securities  High current income            0.550% of net assets      $   86,682,000
   Portfolio                   consistent with preservation
                               of capital from a portfolio
                               consisting primarily of U.S.
                               Government securities.
 Kemper High Yield Portfolio   High level of current income   0.600% of net assets      $  391,664,000
                               by investing in fixed income
                               securities.
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.600% of net assets      $   22,553,000
                               capital and income consistent
                               with moderate risk.

         TRUST/FUND                      OBJECTIVE                    FEE RATE              ASSETS
         ----------                      ---------                    --------              ------
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.600% of net assets      $   16,659,000
                               secondarily, income.
 Kemper Horizon 5 Portfolio    Income consistent with         0.600% of net assets      $   14,258,000
                               preservation of capital, and
                               secondarily, growth.
 Kemper International Growth   Long-term growth of capital    1.000% of net assets                 N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.
 Kemper Investment Grade Bond  High current income by         0.600% of net assets      $   15,504,000
   Portfolio                   investing primarily in a
                               diversified portfolio of
                               investment grade debt
                               securities.
 Kemper Money Market           Maximum current income to the  0.500% of net assets      $  100,143,000
   Portfolio                   extent consistent with
                               stability of principal from a
                               portfolio of high quality
                               money market instruments.
 Kemper Total Return           High total return through a    0.550% of net assets      $  786,996,000
   Portfolio                   combination of income and
                               capital appreciation.
 Kemper Value+Growth           Growth of capital through      0.750% of net assets      $   69,094,000
   Portfolio                   professional management of a
                               portfolio of growth and value
                               stocks.
 Kemper-Dreman High Return     High rate of total return.     0.750% to $250 million               N/A*
   Equity Portfolio                                           0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter

------------------------------
 + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; or Kemper International Growth and Income Portfolio, which commenced operations on May 5, 1998.

 ** Subject to waivers and/or reimbursements.

 @ Net asset information is provided for the semi-annual period ended March 31, 1998.

                                                                      APPENDIX 1

                            KEMPER CLOSED-END FUNDS

                        KEMPER HIGH INCOME TRUST ("KHI")

                  KEMPER INTERMEDIATE GOVERNMENT TRUST ("KGT")

                    KEMPER MULTI-MARKET INCOME TRUST ("KMM")

                     KEMPER MUNICIPAL INCOME TRUST ("KTF")

                      KEMPER STRATEGIC INCOME FUND ("KST")

                KEMPER STRATEGIC MUNICIPAL INCOME TRUST ("KSM")

                                                                      APPENDIX 2

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                           NUMBER OF SHARES
                                                              OUTSTANDING
                         FUND                             AS OF JUNE 30, 1998
                         ----                             -------------------
Kemper High Income Trust                                    23,776,414.314
Kemper Intermediate Government Trust                        33,996,171.123
Kemper Multi-Market Income Trust                            20,090,611.718
Kemper Municipal Income Trust                               38,407,925.289
Kemper Strategic Income Fund                                 3,456,531.357
Kemper Strategic Municipal Income Trust                     10,677,030.028

                                                                      APPENDIX 3

                         FUND SHARES OWNED BY TRUSTEES

                                 TO BE PROVIDED

                                                                      APPENDIX 4

                     FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

                                                                                             AGGREGATE
                                                                          MANAGEMENT         MANAGEMENT
                FUND                    FISCAL YEAR     NET ASSETS         FEE RATE+        FEE PAID*++
                ----                    -----------     ----------        ----------        -----------
Kemper High Income Trust                 11/30/97      $222,919,000    0.850% of average     $1,862,000
                                                                       weekly net assets
Kemper Intermediate Government Trust     12/31/97      $267,218,000    0.800% of average     $2,134,000
                                                                       weekly net assets
Kemper Multi-Market Income Trust         11/30/97      $217,508,000    0.850% of average     $1,840,000
                                                                       weekly net assets
Kemper Municipal Income Trust            11/30/97      $686,179,000    0.550% of average     $3,638,000
                                                                       weekly net assets
Kemper Strategic Income Fund             11/30/97      $ 53,129,000    0.850% of average     $  459,000
                                                                       weekly net assets
Kemper Strategic Municipal Income        11/30/97      $130,895,000    0.60% of average      $  772,000
 Trust                                                                 weekly net assets

------------------------------
 +The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

++Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder Kemper Investments, Inc.

  *After waivers and/or expense limitations.

                                                                      APPENDIX 5

                               DATES RELATING TO
                FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

                                                                                           TERMINATION
                                                              FORMER                          DATE
                                                            INVESTMENT          NEW          (UNLESS
                                               DATE OF      MANAGEMENT      INVESTMENT     CONTINUED)
                                                FORMER       AGREEMENT      MANAGEMENT       FOR NEW
                               COMMENCEMENT   INVESTMENT       LAST          AGREEMENT     INVESTMENT
                                    OF        MANAGEMENT    APPROVED BY    LAST APPROVED   MANAGEMENT
            FUND                OPERATIONS    AGREEMENT    SHAREHOLDERS     BY TRUSTEES     AGREEMENT
            ----               ------------   ----------   -------------   -------------   -----------
Kemper High Income Trust          4/21/88      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Intermediate               7/21/88      12/31/97       12/3/97         9/22/98        9/30/99
  Government Trust
Kemper Multi-Market Income       10/20/88      12/31/97       12/3/97         9/22/98        9/30/99
  Trust
Kemper Municipal Income Trust     1/23/89      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Strategic Income Fund      4/29/94      12/31/97       12/3/97         9/22/98        9/30/99
Kemper Strategic Municipal        3/22/89      12/31/97       12/3/97         9/22/98        9/30/99
  Income Trust

------------------------------
+An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

@Approval by the sole shareholder of the Fund prior to the Fund's commencement of operations.

                                                                      APPENDIX 6

                        TRUSTEES AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER

        NAME                  POSITION WITH TRUST                   ASSOCIATION WITH SCUDDER KEMPER
        ----                  -------------------                   -------------------------------
Daniel Pierce          Trustee and Chairman of the Board          Managing Director of Scudder Kemper
Edmond D. Villani      Trustee                             Chief Executive Officer and Managing Director of
                                                                            Scudder Kemper
Mark S. Casady         President                                  Managing Director of Scudder Kemper
J. Patrick Beimford,   Vice President of KMM & KST only           Managing Director of Scudder Kemper
 Jr.
Dale R. Burrow         Vice President of KSM only               Senior Vice President of Scudder Kemper
Philip J. Collora      Vice President and Secretary             Senior Vice President of Scudder Kemper
Philip S. Fortuna      Vice President of KHF only                 Managing Director of Scudder Kemper
Thomas W. Littauer     Vice President                             Managing Director of Scudder Kemper
Ann M. McCreary        Vice President                             Managing Director of Scudder Kemper
Michael A. McNamara    Vice President of KHI, KMM and KST         Managing Director of Scudder Kemper
                        only
Christopher J. Mier    Vice President of KTF and KSM only         Managing Director of Scudder Kemper
Robert C. Peck, Jr.    Vice President                             Managing Director of Scudder Kemper
Kathryn L. Quirk       Vice President                             Managing Director of Scudder Kemper
Harry E. Resis, Jr.    Vice President of KHI, KMM and KST         Managing Director of Scudder Kemper
                        only
Richard L. Vandenberg  Vice President of KGT only                 Managing Director of Scudder Kemper
Linda J. Wondrack      Vice President                           Senior Vice President of Scudder Kemper
John R. Hebble         Treasurer                                Senior Vice President of Scudder Kemper
Brenda Lyons           Assistant Treasurer                      Senior Vice President of Scudder Kemper
Caroline Pearson       Assistant Secretary                      Senior Vice President of Scudder Kemper
Maureen E. Kane        Assistant Secretary                         Vice President of Scudder Kemper
Elizabeth C. Werth     Assistant Secretary                         Vice President of Scudder Kemper

                                                                      APPENDIX 7

                                FEES PAID TO KSC

                                                                            AGGREGATE FEE
                                                                             PAID TO KSC
                                                                            (REMITTED BY
                                                                             IFTC, WHERE
                            FUND                              FISCAL YEAR    APPLICABLE)
                            ----                              -----------   -------------
Kemper High Income Trust                                       11/30/97        $43,000
Kemper Intermediate Government Trust                           12/31/97        $35,000
Kemper Multi-Market Income Trust                               11/30/97        $27,000
Kemper Municipal Income Trust                                  11/30/97        $62,000
Kemper Strategic Income Fund                                   11/30/97        $24,000
Kemper Strategic Municipal Income Trust                        11/30/97        $24,000

     For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

PROXY                            [NAME OF FUND]                            PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 17, 1998

   The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 17, 1998 at 9:00 a.m., eastern time, and at any adjournments thereof.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.

   The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR the item.

   To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                                 (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated  _______ , 1998

                                             PLEASE SIGN AND RETURN PROMPTLY IN
                                                     ENCLOSED ENVELOPE.

                                                   NO POSTAGE IS REQUIRED.